                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 15, 1995

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     STATE OF WASHINGTON                0-16064                   75-1998317
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (206) 621-7244
                                                    --------------

                                      N.A.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

This filing contains     pages.  Exhibits Index appears on page    .
                     ---                                        ---

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               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

ITEM 2.  ACQUISITION OF ASSETS

        On April 10, 1995, Northland Telecommunications Corporation ("NTC"), an affiliate of Northland Cable Properties Four Limited Partnership (the "Registrant") entered into an agreement to acquire substantially all operating assets and franchise rights of the cable television systems in or around the communities of Kaufman, Oak Grove, Hillsboro, Mt. Calm, Rice, Mildred/Eureka, Wortham, Mexia, Lake Mexia, Tehuacana, Coolidge, Groesbeck, Jewett, New Waverly and Waterwood, all in the State of Texas. The cable television systems are owned and operated by SLT TV Cable, Inc. (the "Seller"). NTC assigned to the Registrant its right to acquire approximately 3,400 subscribers in or around the communities of Kaufman, Oak Grove, Hillsboro, New Waverly and Waterwood, Texas (the "SLT System"). The remaining cable television systems will be acquired by other affiliates of the Registrant. The assets were acquired by the Registrant on September 15, 1995 for a total purchase price of $4,492,255. There is no material relationship between the Registrant and the Seller or any of their affiliates, directors, officers or associates.

        The cable television system assets acquired were used by the Seller to provide cable television service to the subscribers of the communities described below. The Registrant intends to continue such use.

         FINANCING

        The Registrant has refinanced its existing credit facility with The First National Bank of Chicago (the"Agreement") increasing the total facility to $23,000,000. The Registrant borrowed $9,800,000 on August 31, 1995 to repay the Registrant's previous credit facility and borrowed $4,226,896 on September 15, 1995 to finance the acquisition of the SLT System.

The Agreement provides for a $20,000,000 revolving credit facility through September 27, 1996 with the outstanding balance at that date converting to a term loan payable in graduating quarterly installments of principal through December 31, 2003. The remaining $3,000,000 under the Agreement is a revolving credit facility through December 31, 1998 at that date converting to a term loan payable in graduated quarterly installments of principal through December 31, 2003. At the option of the Registrant, the outstanding debt bears interest at a rate based on the bank's prime rate, quoted LIBO rate or rates associated with certain hedging instruments provided by the bank, with a margin payable based on certain financial covenants. As of the date of this filing, the Registrant has fixed the rate on approximately 98% of the outstanding loan balance for a two year period under the terms of an interest rate swap agreement with its lender. Currently, the weighted average interest rate is 9.0%.

The Agreement requires the maintenance of certain financial ratios, among other restrictions, including a maximum ratio of senior debt to annualized cash flow of 5.75 to 1, a minimum ratio

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of annualized cash flow to debt service of 1.15 to 1, a minimum ratio of annualized cash flow to fixed charges of 1.1 to 1, and a minimum ratio of annualized cash flow to interest expense of 1.75 to 1. As of the date of the acquisition of the SLT System, the Registrant was in compliance with these ratios.

         PROFILE OF THE SLT SYSTEM

         The SLT System serves the communities of Kaufman, Oak Grove and Hillsboro located in north central Texas and the communities of New Waverly and Waterwood located in southeast Texas.

         Kaufman and Oak Grove, Texas are located approximately 32 miles southeast of Dallas, Texas. Major industries in the area include manufacturing and health care. Trinity Valley College is located in the area. Hillsboro, Texas is located approximately 65 miles south of Dallas, Texas. Major industries in the area include retail, manufacturing and health care. Hill College is also located in the area.


         EFFECTS OF REGULATION

         On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Act"). The 1992 Act substantially reregulated the cable television industry and imposed numerous requirements, including provisions subjecting rates for certain services and equipment to regulation by the applicable local franchising authority and by the Federal Communications Commission ("FCC"), exclusive programming arrangements, the carriage of broadcast signals, customer service standards, leased access channels, customer premises equipment compatibility and various other matters. On April 1, 1993, the FCC announced the adoption of rate regulations which became effective September 1, 1993. Under those initial regulations, rates were evaluated against "competitive benchmarks" and were generally subject to rollbacks if they exceeded the benchmark levels. On February 22, 1994, the FCC substantially revised the rate regulation rules to effect further rate reductions effective May 15, 1994, or later in certain circumstances, based on complex formulas and revised benchmarks.

All of the Registrant's cable systems are potentially subject to rate regulation. The 1992 Act (i) requires the FCC to establish rate standards for basic cable service rates which may be regulated by the applicable local franchising authority, (ii) requires the FCC, upon receipt of a complaint, to review rates for additional tiers of cable service, (iii) regulates rates for mandatorily offered commercial leased access channels and (iv) eliminates the automatic five percent annual increase for basic rates allowed under prior law. Rates for channels offered on a per-channel basis as individual purchase options and pay-per-view events are excluded from rate regulation.

Basic service rates, including the equipment used to receive basic service, may be regulated by a local franchising authority once it has been "certified" by the FCC. When the certification becomes effective, the local franchise authority may request the cable operator to justify its existing rates charged for basic service and related equipment ("request for justification" or "RFJ"). Rates charged in excess of the maximum allowable rates determined under FCC regulations are subject to refund for the period in which the excess rates were charged or one

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year, whichever is shorter. Additional tiers of service are subject to regulation only upon an appropriately filed complaint to the FCC by any subscriber, franchising authority or other person ("subscriber complaints"). If no subscriber complaints are filed within 45 days of a change in the FCC regulated rates, such rates are not subject to challenge unless and until the cable operator seeks to modify them. Refund liability, if any, generally would be limited to any incremental increase in rates. In late 1994, the FCC revised its rules to permit cable operators to offer New Product Tiers at rates which they elect so long as, among other conditions, other channels that are subject to rate regulation are priced in conformity with applicable regulations and cable operators do not remove programming services from existing service tiers and offer them on the New Product Tier.

On May 5, 1995, the FCC announced the adoption of a simplified set of alternative rate regulation rules that will apply to "small" cable systems, defined as a system serving 15,000 or fewer subscribers, that are owned by "small" companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Registrant is a "small" company and each of the Registrant's cable systems are "small" systems. These rules become effective August 24, 1995. "Small" cable systems now have the option of establishing rates for regulated services through a more simplified process. Regulated rates calculated pursuant to these new rules are presumptively reasonable if they are below $1.24 per regulated channel. These rules, as well as any other previously issued rate regulation rules, are effective only upon the certification by the local franchising authority or the filing of a valid complaint by a subscriber to the FCC.

As of the date of this filing, the Registrant has received notification that local franchising authorities with jurisdiction over approximately 4% of the Registrant's subscribers have elected to certify and subscriber complaints have been filed in systems representing 2% of the Registrant's total subscribers. Based on management's analysis, the rates charged by these systems are within the maximum rates allowed under FCC rate regulations.

Future rate increases under this regulatory environment will be dependent on several factors including the level of inflation as measured by the annual change in the GNP-PI index, increases in "external costs" as defined by the FCC and the number of channels added to regulated services. In management's opinion, the "small" cable system regulations will not have a material adverse impact on the Registrant's results of operations.


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SUBSCRIBER SUMMARY
(As of September 15, 1995)

Estimated Homes Passed:                                                   6,100

Basic Subscribers:
  Basic                                                                   3,431
  Bulk Equivalent                                                             0
                                                                          -----
      Total                                                               3,431
                                                                          =====
      % of Homes Passed                                                      56%
                                                                          =====
Pay Subscribers:
  HBO                                                                       505
  Cinemax                                                                   438
  Disney                                                                    139
  Showtime                                                                  415
  The Movie Channel                                                         125
                                                                          -----
    Total                                                                 1,622
                                                                          =====
      % of Basic                                                             47%
                                                                          =====

CURRENT RATES
(including franchise fees, excluding sales tax)

Basic                                                                     17.16
HBO                                                                       11.28
Cinemax                                                                    9.81
Disney                                                                     9.66
Showtime                                                                  11.03
The Movie Channel                                                          8.83

Installation                                                              40.00
Reconnect fee                                                             25.00
Transfer fee                                                              14.00
Install extra outlet                                                      35.00

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CHANNEL LINE-UP - KAUFMAN/OAK GROVE, TEXAS

 CABLE       OFF-AIR                                                        NETWORK
CHANNEL      CHANNEL       STATION                                         (LOCATION)
-------      -------       -------                                         ----------
  2
  3                        KUVN                                            IND (Dallas, TX)
  4             4          KDFW                                            CBS (Dallas, TX)
  5             5          KXAS                                            NBC (Dallas, TX)
  6             21         KTXA                                            IND (Dallas, TX)
  7             27         KDFI                                            IND (Dallas, TX)
  8             8          WFAA                                            ABC (Dallas, TX)
  9             33         KDAF                                            FOX (Dallas, TX)
  10            39         KXTX                                            IND (Dallas, TX)
  11            11         KTVT                                            IND (Dallas, TX)
  12            52         KFWD                                            IND
  13            13         KERA                                            PBS (Dallas, TX)
  14                       Nickelodeon
  15                       CNN
  16                       QVC
  17            29         KMPX                                            IND (Dallas, TX)
  18
  19                       Country Music Television
  20                       The Nashville Network
  21                       KDTX-Trinity Broadcast Network                  IND (Dallas, TX)
  22                       The Disney Channel
  23                       Showtime
  24                       Home Box Office
  25                       Cinemax
  26                       VH1
  27                       MTV
  28                       ESPN
  29                       Galavision
  30                       The Discovery Channel
  31                       HSE
  32                       USA Network
  33                       Turner Network Television
  34                       The Family Channel
  35            9          WGN                                             IND (Chicago, IL)
  36            17         WTBS                                            IND (Atlanta, GA)
  37                       Arts and Entertainment
  38                       The Weather Channel

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CHANNEL LINE-UP - HILLSBORO, TEXAS

 CABLE       OFF-AIR                                                 NETWORK
CHANNEL      CHANNEL      STATION                                    (LOCATION)
-------      -------      -------                                    ----------
  2                       Showtime
  3            17         WTBS                                       IND (Atlanta, GA)
  4            4          KDFW                                       CBS (Dallas, TX)
  5            5          KXAS                                       NBC (Fort Worth, TX)
  6                       ESPN
  7                       Cinemax
  8            8          WFAA                                       ABC (Dallas, TX)
  9            33         KDAF                                       FOX (Dallas, TX)
  10           39         KXTX                                       IND (Dallas, TX)
  11           11         KTVT                                       IND (Fort Worth, TX)
  12                      The Discovery Channel
  13           13         KERA                                       PBS (Dallas, TX)
  14                      C-SPAN
  15                      USA Network
  16                      Home Shopping Network
  17                      The Disney Channel
  18           27         KDFI                                       IND (Dallas, TX)
  19           6          KCEN                                       NBC (Waco, TX)
  20                      The Movie Channel
  21           10         KWTX                                       CBS (Waco, TX)
  22           21         KTXA                                       IND (Dallas, TX)
  23           25         KXXV                                       ABC (Waco, TX)
  24                      Country Music Television
  25                      The Nashville Network
  26                      Lifetime
  27                      Arts and Entertainment
  28           9          WGN                                        IND (Chicago, IL)
  29           29         KMPX                                       IND (Dallas, TX)
  30                      CNN
  31                      CNN Headline News
  32                      The Weather Channel
  33                      Nickelodeon
  34                      Galavision
  35                      The Family Channel
  36                      HSE
  37                      MEU
  38           58         KDTX                                       IND (Dallas, TX)
  39

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CHANNEL LINE-UP - NEW WAVERLY, TEXAS

 CABLE       OFF-AIR                                                 NETWORK
CHANNEL      CHANNEL      STATION                                    (LOCATION)
-------      -------      -------                                    ----------
  2                       KPRC                                       NBC (Houston, TX)
  3                       The Nashville Network
  4            14         KETH                                       PBS (Houston, TX)
  5            20         KTXH                                       IND (Houston, TX)
  6            45         KXLN                                       IND (Houston, TX)
  7            39         KHTV                                       IND (Houston, TX)
  8            8          KUHT                                       PBS (Houston, TX)
  9            9          KTRE                                       ABC (Lufkin, TX)
  10           26         KRIV                                       IND (Houston, TX)
  11           11         KHOU                                       CBS (Houston, TX)
  12           3          KBTX                                       CBS (Bryan, TX)
  13           13         KTRK                                       ABC (Houston, TX)
  14           67         KHSH                                       IND (Alvin, TX)
  15           9          WGN                                        IND (Chicago, IL)
  16                      The Family Channel
  17           17         WTBS                                       IND (Atlanta, GA)
  18                      CNN
  19                      ESPN
  20                      Cinemax
  21                      Home Box Office
  22                      HSE
  23                      The Discovery Channel
  24                      Country Music Television
  25           22         KTFH - Galavision
  26                      Arts and Entertainment
  27                      Turner Network Television

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CHANNEL LINE-UP - WATERWOOD, TEXAS

 CABLE       OFF-AIR                                                 NETWORK
CHANNEL      CHANNEL      STATION                                    (LOCATION)
-------      -------      -------                                    ----------
  2            2          KPRC                                       NBC (Houston, TX)
  3            3          KBTX                                       CBS (Bryan, TX)
  4            26         KRIV                                       FOX (Houston, TX)
  5                       The Movie Channel
  6            20         KTXH                                       IND (Houston, TX)
  7                       Home Box Office
  8            8          KUHT                                       PBS (Houston, TX)
  9            9          KTRE                                       ABC (Lufkin, TX)
  10                      CNN
  11                      ESPN
  12           17         WTBS                                       IND (Atlanta, GA)
  13           13         KTRK                                       ABC (Houston, TX)
  14                      The Nashville Network
  15                      The Discovery Channel
  16           9          WGN                                        IND (Chicago, IL)
  17                      Arts and Entertainment
  18                      Country Music Television
  19
  20                      HSE
  21                      Lifetime
  22                      USA Network
  23                      The Family Channel
  24                      The Weather Channel
  25                      KTFH - Galavision
  26                      Turner Network Television
  27                      American Movie Classics

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              FRANCHISE AGREEMENTS

         The Systems operate under the terms of following franchise agreements:

FRANCHISE                         EXPIRATION DATE               FRANCHISE FEE
City of Hillsboro                    12/19/2003                       3%
City of Kaufman                       09/08/98                        3%
City of Oak Grove                     09/18/09                        4%
City of New Waverly                   09/12/08                        3%

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
                                                                            Sequentially
                                                                              Numbered
                                                                                Page
                                                                            ------------
Item 7.  Financial Statements and Exhibits
         Financial Statements, Pro Forma

     (c) Exhibits
         Credit Agreement between Northland Cable
         Properties Four Limited Partnership and
         The First National Bank of Chicago dated
         August 31, 1995
                                                                                -----

         Franchise Agreement with City of Hillsboro, TX - Assignment and Assumption Agreement dated August 15, 1995.
                                                                                -----

         Franchise Agreement with City of Kaufman, TX - Assignment and
         Assumption Agreement dated September 15, 1995.
                                                                                -----

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                       BY:  Northland Communications Corporation,
                            Managing General Partner

Dated:                      BY:  /s/ GARY S. JONES
      ------                   --------------------------
                                 Gary S. Jones
                                 (Vice President)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                       BY:  Northland Communications Corporation,
                            Managing General Partner

Dated:                      BY:
      ------                   --------------------------



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                                INDEX TO EXHIBITS


Exhibit                                                               Sequentially
Number            Description                                         Numbered Page
-----------------------------------------------------------------------------------
10.38             Credit Agreement between
                   Northland Cable Properties Four
                   Limited Partnership and The First
                   National Bank of Chicago dated
                   August 31, 1995
                                                                          ------

10.39             Franchise Agreement with City of
                   Hillsboro, TX - Assignment and
                   Assumption dated August 15, 1995.
                                                                          ------

10.40             Franchise Agreement with City of
                   Kaufman, TX - Assignment and
                   Assumption dated September 15, 1995.
                                                                          ------

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